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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
 August 28, 2001

ADAPTEC, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-15071 (Commission File Number)	94-2748530 (I.R.S. Employer Identification No.)

691 S. Milpitas Boulevard
Milpitas, CA 95035
(Address of principal executive offices)
(Zip Code)

Registrant's telephone number, including area code: (408) 945-8600

(Former name or former address, if changed since last report)

Item 5. Other Events

    On September 5, 2001, Adaptec, Inc. issued a press release announcing the completion of its acquisition of Platys Communications, Inc., a supplier of IP Storage solutions, on August 28, 2001. The Agreement and Plan of Merger and Reorganization dated July 2, 2001 and the press release dated September 5, 2001 are attached as Exhibit 2.1 and Exhibit 99.1, respectively, to this Form 8-K and are incorporated herein by reference.

Item 7. Financial Statements and Exhibits

  (c)
  Exhibits

    The following exhibits are filed herewith:

Exhibit No.	Description of Exhibit
2.1	Agreement and Plan of Merger and Reorganization, dated July 2, 2001, by and among Adaptec, Inc., Pinehurst Acquisition Corporation and Platys Communications, Inc.
99.1	Press release, dated September 5, 2001, announcing the completion of the acquisition of Platys Communications, Inc.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADAPTEC, INC.
Date: September 6, 2001	By:	/s/ David A. Young David A. Young Vice President and Chief Financial Officer (principal financial officer)

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
2.1	Agreement and Plan of Merger and Reorganization, dated July 2, 2001, by and among Adaptec, Inc., Pinehurst Acquisition Corporation and Platys Communications, Inc.
99.1	Press release, dated September 5, 2001, announcing the completion of the acquisition of Platys Communications, Inc.

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SIGNATURE
EXHIBIT INDEX